SEE LEGEND ON REVERSE

NUMBER

* *



SHARES

* *

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

BIOATLA, INC.

COMMON STOCK
$0.0001 PAR VALUE

This Certifies that [______________] ______________ is the owner
(SEE REVERSE FOR CERTAIN DEFINITIONS)

of ______ *** ______ *** ______ Shares of

Common Stock, $0.0001 par value, of BioAlta, Inc.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this ______ day of ______ A.D. ______

____
Jay Short, Chief Executive Officer

____
Carolyn Short, Vice President

DECHERT LLP - 1009730

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—..........Custodian..........under
(Cust) (Minor)
Uniform Gifts to Minors Act..............
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____________________

____

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

In presence of

____________________ ____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.